SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Under Rule 14a-12

                             The Victory Portfolios
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
_________________________________

(2) Aggregate number of securities to which transaction applies:
_________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

(4) Proposed maximum aggregate value of transaction:_________________________

(5) Total fee paid:__________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:____________________________________________________

(2) Form, Schedule or Registration Statement No.: _____________________________

(3) Filing Party: _____________________________________________________________

(4) Date Filed: _______________________________________________________________

                             THE VICTORY PORTFOLIOS


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2005

The Victory Portfolios (the "Trust") will host a Special Meeting of Shareholders on May 3, 2005 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time. This will be a joint meeting for the shareholders of Balanced Fund, Convertible Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Focused Growth Fund, Fund for Income, Gradison Government Reserves Fund, Institutional Money Market Fund, Intermediate Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Real Estate
Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds"). The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio. At the Special Meeting, we will ask shareholders to vote on:

      1.    A proposal to elect eleven Trustees.

      2. Proposals to change, add or eliminate certain fundamental investment restrictions.

      3.    Any other business properly brought before the meeting.

Any shareholder who owned shares of the Funds on February 11, 2005 (the "Record Date") will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:   March 21, 2005

                                     By Order of the Board of Trustees


                                     Cynthia Lee Lindsey, Secretary
                                     3435 Stelzer Road
                                     Columbus, Ohio 43219

                             YOUR VOTE IS IMPORTANT!

                   PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
                    ADDITIONAL SOLICITATIONS BY VOTING TODAY!

                      This Page is intentionally left blank

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
               THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863. We appreciate the confidence you have placed in the Victory Portfolios and look forward to helping you achieve your financial goals through investment in the Victory Portfolios.

What proposals am I being asked to vote on?

You are being asked to vote on the following:

      1.    A proposal to elect eleven Trustees.

      2. Proposals to change or eliminate certain fundamental investment restrictions.

Has my Fund's Board of Trustees approved the Proposals?

Yes. The Board of the Victory Portfolios unanimously approved these proposals on February 10, 2005, and recommends that you vote to approve each proposal.

Why am I being asked to elect Trustees?

Certain regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless, after the appointments, at least two-thirds of the trustees have been elected by shareholders. All members of the current Board of Trustees, including three Trustees who are Advisory
Trustees of the Victory Portfolios, will stand for election at this Special Meeting of shareholders.

Why is the Board of Trustees recommending changes to certain investment restrictions for these Funds, and why must the changes be submitted to shareholders?

In some cases the elimination of or a change in a restriction is in response to changes in regulatory requirements. Changes are also being recommended in an effort to modernize prospectus language or to maintain consistency across the Funds. The proxy explains each of the proposed changes to or the elimination of a restriction.

Shareholders are only being asked to approve the changes in investment restrictions that are "fundamental." A "fundamental" investment restriction can be changed only with the approval of shareholders.

Will the proposed changes in the fundamental investment restrictions change the investment objective of my Fund?

No. Each Fund will continue to be managed according to its current investment objective.

When will the Shareholder Meeting be held?

A Shareholder Meeting will be held on May 3, 2005, unless it is adjourned.

I am a shareholder of the Real Estate Fund. Why am I being asked to vote at the Special Meeting?

Even though you, as a shareholders of the Real Estate Fund, may not be a shareholder of the Trust on the day of the Special Meeting because you are currently being asked to consider an agreement to reorganize the Fund into the Kensington Real Estate Fund which, if approved, would result in a transfer of the all the assets of the Fund to the Kensington Real Estate and the complete liquidation of the Fund prior to the Special Meeting, you are a shareholder of the Trust as of the Record Date and are, therefore, entitled to notice of the Special Meeting and the opportunity to vote on the proposals being presented.

I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Victory Funds.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s). If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.

                             THE VICTORY PORTFOLIOS

                         SPECIAL MEETING OF SHAREHOLDERS

                                   MAY 3, 2005

                                 PROXY STATEMENT

                                  INTRODUCTION

                                  _____________

This is a Proxy Statement for The Victory Portfolios (the "Trust"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders of Balanced Fund, Convertible Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Focused Growth Fund, Fund for Income, Gradison Government Reserves Fund, Institutional Money Market Fund, Intermediate Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Real Estate
Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds") to approve proposals that have already been approved by the Trustees.

We have divided the Proxy Statement into four parts:

            Part 1-- An Overview begins on page 1.

            Part 2-- Your Fund's Proposals begins on page 3.

            Part 3-- More on Proxy  Voting and  Shareholder  Meetings  begins on page 47.

            Part 4-- Trust Information begins on page 55.

You should read the entire Proxy Statement before voting. If you have any questions, please call your Investment Consultant or the Funds at 800-539-3863.

For the election of Trustees, shareholders of each Fund will vote together.

We will begin mailing the Notice of Special Meeting, this Proxy Statement and Proxy Card to shareholders on or about March 24, 2005.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov).
You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 800-539-FUND (800-539-3863) or write to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

                              PART 1 - AN OVERVIEW

The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on two proposals affecting your Fund. The Trust will hold a Special Meeting of Shareholders on May 3, 2005 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

The Board has fixed the close of business on February 11, 2005 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

The following tables summarize the proposals and how they apply to the 21 Funds of the Trust for which proxies are solicited.

PROPOSAL 1

                                                       Proposal 1
Funds                                            To Elect Eleven Trustees
-----                                            -------------------------
All Funds voting together.......................        X

PROPOSAL 2

Approve changes in, or the addition or elimination of, certain fundamental investment restrictions.

Key:

Proposal 2a     Diversification of investments
Proposal 2b     Concentration of investments
Proposal 2c     Joint trading accounts
Proposal 2d     Borrowing
Proposal 2e     Lending
Proposal 2f     Senior securities
Proposal 2g     Real estate
Proposal 2h     Commodities
Proposal 2i     Underwriting
Proposal 2j     Pledging
Proposal 2k     Investing to influence management or exercise control
Proposal 2l     Purchasing on margin and selling short
Proposal 2m     Illiquid securities
Proposal 2n     Investments  in issuers  whose  shares are owned by  Victory's
                Trustees  or
Proposal 2o     Investments in unseasoned issuers
Proposal 2p     Options
Proposal 2q     Oil, gas and other minerals
Proposal 2r     Securities of other investment companies


..---------------------------------------------------------------------------------------------------------------------------------
Fund                         2a          2b           2c            2d            2e              2f             2g           2h
----------------------------------------------------------------------------------------------------------------------------------
Balanced                                 X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Convertible                              X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Diversified Stock                        X                           X             X              X
----------------------------------------------------------------------------------------------------------------------------------
Established Value            X           X            X              X             X              X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Federal Money Market         X           X                           X             X              X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Financial Reserves                       X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth                           X                           X             X              X
----------------------------------------------------------------------------------------------------------------------------------
Fund for Income                          X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Gradison Government
Reserves                                 X                           X             X              X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market   X           X                           X             X              X              X             X
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Income                      X                           X             X              X
----------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond                  X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond                      X                           X             X              X              X
----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money
Market                       X           X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Prime Obligations            X           X            X              X             X              X              X
----------------------------------------------------------------------------------------------------------------------------------
Real Estate
----------------------------------------------------------------------------------------------------------------------------------
Small Company Opportunity    X           X            X              X             X              X              X
----------------------------------------------------------------------------------------------------------------------------------
Special Value                            X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------
Stock Index                              X                           X             X              X
----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market        X           X            X              X             X              X              X
----------------------------------------------------------------------------------------------------------------------------------
Value                                    X                           X             X              X                            X
----------------------------------------------------------------------------------------------------------------------------------


..----------------------------------------------------------------------------------------------------------------------------------
Fund                          2i        2j         2k         2l        2m        2n         2o         2p          2q         2r
----------------------------------------------------------------------------------------------------------------------------------
Balanced
----------------------------------------------------------------------------------------------------------------------------------
Convertible                                                                                                                    X
----------------------------------------------------------------------------------------------------------------------------------
Diversified Stock
----------------------------------------------------------------------------------------------------------------------------------
Established Value             X          X         X          X         X          X         X          X           X          X
----------------------------------------------------------------------------------------------------------------------------------
Federal Money Market          X                    X          X         X                                                      X
----------------------------------------------------------------------------------------------------------------------------------
Financial Reserves
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth
----------------------------------------------------------------------------------------------------------------------------------
Fund for Income                                                                                                    X
----------------------------------------------------------------------------------------------------------------------------------
Gradison Government
Reserves                      X                                                                                    X
----------------------------------------------------------------------------------------------------------------------------------
Institutional Money
Market                        X                                                                                    X
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Income
----------------------------------------------------------------------------------------------------------------------------------
National Municipal Bond
----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond
----------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money
Market                        X
----------------------------------------------------------------------------------------------------------------------------------
Prime Obligations             X
----------------------------------------------------------------------------------------------------------------------------------
Real Estate
----------------------------------------------------------------------------------------------------------------------------------
Small Company Opportunity     X
----------------------------------------------------------------------------------------------------------------------------------
Special Value
----------------------------------------------------------------------------------------------------------------------------------
Stock Index
----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market         X
----------------------------------------------------------------------------------------------------------------------------------
Value
----------------------------------------------------------------------------------------------------------------------------------

                         PART 2-- YOUR FUND'S PROPOSALS

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. All of the Nominees are presently Trustees or Advisory Trustees of the Trust. If authority is granted to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's By-Laws. Any other nominee or nominees who would serve as a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

The Board currently consists of eight Trustees, five of whom have been elected by shareholders, and three Advisory Trustees. The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders. You are being asked to elect as Trustees both the Advisory Trustees and the current Trustees.

Nominees for Election to the Board

The nominees for election to the Board are:

      o  Mr. David Brooks Adcock
      o  Mr. Nigel D. T. Andrews
      o  Ms. E. Lee Beard
      o  Ms. Jakki L. Haussler
      o  Ms. Frankie D. Hughes
      o  Ms. Lyn Hutton
      o  Dr. Thomas F. Morrissey
      o  Mr. Roger Noall
      o  Ms. Karen F. Shepherd
      o  Mr. Frank A. Weil
      o  Mr. Leigh A. Wilson

The following tables summarize information about the Trustees and Advisory Trustees, their positions with the Trust, and their principal occupations. Each Trustee and Advisory Trustee currently oversees the 24 portfolios in the Trust and the other portfolios comprising the Victory Family of Funds. The Victory Variable Insurance Funds (1 fund) and The Victory Institutional Funds (2 funds) are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the Victory Family of Funds. Advisory Trustees participate in Board and Committee meetings, but may not vote on any action taken by the Board or the Committees. There is no defined term of office, and each Trustee and Advisory Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. Retirement is mandatory when a Trustee reaches the age of 75. The address for each Trustee and Advisory Trustee is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219.

Trustees Considered to be Independent Trustees.

                                    Position                                                                Other
                                   Held with     Date Commenced        Principal Occupation         Directorships Held in
    Name and Age                   the Trust        Service             During Past 5 Years            Public Companies
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Nigel D. T. Andrews, 57       Vice Chair    August 2002       Retired (since 2001); Managing   Great Lakes Chemical
                                  and Trustee                     Director  Internet Capital       Corporation; Old Mutual
                                                                  Group (2000-2001), (venture      plc.
                                                                  capital); Executive Vice
                                                                  President (1993-2000), GE
                                                                  Capital (financial services).
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Frankie D. Hughes, 52         Trustee       March 2000;       Principal and Chief Investment   None.
                                                Advisory          Officer, Hughes Capital
                                                Trustee,          Management, Inc. (fixed income
                                                January 1999 to   asset management).
                                                March 2000
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Lyn Hutton, 55                Trustee       March 2002        Executive Vice President and     Chittenden Corporation.
                                                                  Chief Investment Officer, The
                                                                  Commonfund for Nonprofit
                                                                  Organizations (since January
                                                                  2003); Vice President and
                                                                  Chief Financial Officer, John
                                                                  D. & Catherine T. MacArthur
                                                                  Foundation (grant making)
                                                                  (June 1998-December 2002).
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Dr. Thomas F. Morrissey, 70   Trustee       November 1994     Professor (Emeritus since        None.
                                                                  2004), Weatherhead School of
                                                                  Management, Case Western
                                                                  Reserve University; Director,
                                                                  Independent Directors Council
                                                                  since 2004.
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Karen F. Shepherd, 64         Trustee       August 2002       Member, Shepherd Properties,     UBS Bank USA.
                                                                  LC and Vincent Shepherd
                                                                  Investments, LC (real estate
                                                                  investments); EMILY's List
                                                                  (political action committee)
                                                                  (2002-2003); U.S. Executive
                                                                  Director (1996-2002), European
                                                                  Bank for Reconstruction and
                                                                  Development.
--------------------------------- ------------- ----------------- -------------------------------- -------------------------


                                    Position                                                                Other
                                   Held with     Date Commenced        Principal Occupation         Directorships Held in
    Name and Age                   the Trust        Service             During Past 5 Years            Public Companies
--------------------------------- ------------- ----------------- -------------------------------- -------------------------

    Frank A. Weil, 74             Trustee       December 1997     Chairman, Abacus & Associates,   None.
                                                                  Inc. (private investment firm).
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Leigh A. Wilson, 60           Chair and     November 1994     Chief Executive Officer, New     Trustee, PBHG Funds (16
                                  Trustee                         Century Living, Inc. (full       portfolios) and PBHG
                                                                  service independent living for   Insurance Series Fund
                                                                  senior citizens); Director,      (9 portfolios).
                                                                  The Mutual Fund Directors
                                                                  Forum, since 2004.
--------------------------------- ------------- ----------------- -------------------------------- -------------------------


Trustees Considered to be "Interested Persons"*


                                    Position                                                                Other
                                   Held with     Date Commenced        Principal Occupation         Directorships Held in
    Name and Age                   the Trust        Service             During Past 5 Years            Public Companies
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
    Roger Noall, 69               Trustee       December 1997      Retired (since  February  2000);  Alleghany Corporation.
                                                                   Executive (1997-2000), KeyCorp.
--------------------------------- ------------- ------------------ --------------------------------- -------------------------


---------------
* Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Advisory Trustees.


                                    Position                                                                Other
                                   Held with     Date Commenced        Principal Occupation         Directorships Held in
    Name and Age                   the Trust        Service             During Past 5 Years            Public Companies
--------------------------------- ------------- ----------------- -------------------------------- -------------------------
David Brooks Adcock, 53              Advisory      February 2005     General  Counsel,  Duke University  Durham  Casualty  Co.,
                                     Trustee                         and Duke University Health System.  Ltd.
------------------------------------ ------------- ----------------- ----------------------------------- -----------------------
E. Lee Beard, 53                     Advisory      February 2005     President/Owner  (since  2003) ELB  None.
                                     Trustee                         Consultants;    President,   Chief
                                                                     Executive   Officer  and  Director
                                                                     (1998-2003)              Northeast
                                                                     Pennsylvania    Financial    Corp.
                                                                     (full      service       financial
                                                                     services);     President,    Chief
                                                                     Executive   Officer  and  Director
                                                                     (1993-2003),  First  Federal  Bank
                                                                     (full      service       financial
                                                                     services).
------------------------------------ ------------- ----------------- ----------------------------------- -----------------------
Jakki L. Haussler, 47                Advisory      February 2005     Chairman   and   Chief   Executive  None.
                                     Trustee                         Officer,  Opus Capital Management,
                                                                     Inc. (asset management); Partner
                                                                     (since 2002), Adena Ventures, LP
                                                                     (venture capital); Managing
                                                                     Director (since 2001), Capvest
                                                                     Venture Fund, LP (venture
                                                                     capital).
------------------------------------ ------------- ----------------- ----------------------------------- -----------------------

Information about the Board

The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, a Board Governance and Nominating Committee, an Agenda Committee and an Oversight Committee.

The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Haussler, Ms. Hughes and Ms. Hutton. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Weil (Chair), Mr. Adcock, Ms. Beard, Dr. Morrissey and Mr. Noall. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock, Ms. Beard and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Governance and Nominating Committee consists of Mr. Andrews (Chair), Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party. The

Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Oversight Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson (Chair), Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of the Oversight Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. The Oversight Committee also serves as the Qualified Legal Compliance Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee. The primary purpose of the Agenda Committee is to review with management proposed agendas of regular and special Board meetings and to ensure that the meeting agendas reflect the issues of concern to each Committee.

During the fiscal year ended October 31, 2004, the Board held five regular, two special and two telephonic meetings. Each of the Investment, Audit and Board Governance and Nominating Committees held five meetings, and the Business and Legal Committee held four meetings. The Oversight and Agenda Committees did not meet during this period.

The dollar ranges of securities beneficially* owned by the Trustees in each Fund and in the Victory Family of Funds as of December 31, 2004, are as follows:

                                                                Aggregate Dollar Range of
                                                                Equity Securities Held in
                                                                All Registered Investment
                                                                Companies Overseen by          Aggregate Dollar Range Held
                        Dollar Range of Equity Securities       Trustee in Victory Family of   Under Deferred Compensation
  Trustee               Held in the Funds                       Funds                          Plan**
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Mr. Adcock            None                                    None
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Mr. Andrews           Diversified Stock: Over $100,000        Over $100,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Ms. Beard             Diversified Stock: $10,001 - $50,000    $10,001 - $50,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Ms. Hughes            Prime Obligations: $50,001 - $100,000   $50,001 - $100,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Ms. Haussler          None                                    None
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Ms. Hutton            Prime Obligations: $10,001 - $50,000    $10,001 - $50,000
                        Diversified Stock: $1 - $10,000
                        Value: $1 - $10,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------


                                                                Aggregate Dollar Range of
                                                                Equity Securities Held in
                                                                All Registered Investment
                                                                Companies Overseen by          Aggregate Dollar Range Held
                        Dollar Range of Equity Securities       Trustee in Victory Family of   Under Deferred Compensation
  Trustee               Held in the Funds                       Funds                          Plan**
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Dr. Morrissey         Diversified Stock: Over $100,000        Over $100,000
                        Federal Money Market: $1 - $10,000
                        Ohio Municipal  Money Market:  $50,001
                        - $100,000
                        Stock Index: $50,001 - $100,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Mr. Noall             Growth: $1 --- $10,000                  Over $100,000                 Over $100,000
                        Small Company  Opportunity:
                        $50,001 - $100,000
                        Special Value: $50,001 - $100,000
                        Value: $10,001 - $50,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Ms. Shepherd          Diversified  Stock: $1 - $10,000        Over $100,000
                        Gradison Government Reserves: $50,001
                        - $100,000
                        Prime Obligations: $50,001 - $100,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Mr. Weil              None                                    None
  --------------------- --------------------------------------- ------------------------------ -----------------------------
  Mr. Wilson            Convertible: Over $100,000              Over $100,000
                        Diversified Stock: Over $100,000
                        Special Value: Over $100,000
  --------------------- --------------------------------------- ------------------------------ -----------------------------

---------------
 *No  Independent  Trustee and no immediate  family member of any  Independent
  Trustee owns beneficially or of record an interest in Victory Capital Management Inc. (the "Adviser") or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

**A Trustee may elect to have all or a portion of his or her compensation deferred into an account in which the deferred amounts are deemed to be invested in the economic equivalent shares of one or more Funds selected by the Trustee.

Remuneration of Trustees

During the fiscal year ended October 31, 2004, the Trust paid each Trustee an annual fee of $40,000 for overseeing the operations of each Fund of the Trust and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). The Chair was paid an additional annual fee of $10,800. Effective January 1, 2005, the Victory Fund Complex pays each Trustee and Advisory Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting). For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000. Also effective January 1, 2005, the Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee1 from the Trust and the Victory Family of Funds for the fiscal year ended October 31, 2004. As of October 31, 2004, there were 26 mutual funds in the Victory Family of Funds for which the Trustees listed below were compensated. There are currently 24 mutual funds in the Victory Family of Funds for which the Trustees and the Advisory Trustees are being compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustees.

Independent Trustees

                                                     Total Compensation
                            Aggregate Compensation     From the Victory
Trustee                     From the Trust            Family of Funds
-------                     ----------------------   -------------------
Mr. Andrews                           $73,500           $80,625
Ms. Hughes                            $66,750           $73,125
Ms. Hutton                            $69,000           $75,625
Mr. Eugene J. McDonald**              $69,000           $75,625
Dr. Morrissey                         $71,250           $78,125
Ms. Shepherd                          $73,500           $80,625
Mr. Weil                              $69,000           $75,625
Mr. Wilson                            $84,300           $91,425


Interested Trustees.

                                                     Total Compensation
                            Aggregate Compensation     From the Victory
Trustee                     From the Trust            Family of Funds
-------                     ----------------------   -------------------
Mr. Noall                             $73,500           $80,625
Mr. Donald E. Weston***               $46,195           $50,604

---------------
* The Advisory Trustees were elected to the Board of the Trust on February 10, 2005.
**   Mr. McDonald retired from the Board on October 27, 2004.
***  Mr. Weston retired from the Board on August 12, 2004.

Required Vote

Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

The Board recommends that shareholders vote to elect the Nominees as Trustees of the Trust.

                                   PROPOSAL 2
                 CHANGES IN, OR THE ADDITION OR ELIMINATION OF,
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal 2 is a series of proposals to change certain fundamental investment restrictions presently applicable to the different Funds. We have described each proposal contained within Proposal 2 separately and listed them in order below. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Funds and which investment policy or restriction changes are proposed for each Fund.

The 1940 Act requires each Fund to have certain investment policies that can be changed only by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act and later in this proxy statement, of a Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental. Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund. The Funds' current fundamental investment restrictions are included in Part B of the Trust's registration statement, the Statement of Additional Information (the "SAI").

Victory Capital Management Inc., the Funds' investment adviser ("Victory Capital Management" or the "Adviser"), assisted by counsel to the Funds, has reviewed all of the fundamental policies and restrictions with the following goals: (i) to simplify and modernize the Funds' policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of all the Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental those policies previously required to be fundamental that are no longer required to be so classified, or to eliminate fundamental policies that are no longer required or that are not appropriate for the operation of the Fund. The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the 1940 Act. These revisions should give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting, and the Board believes that the Adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced.

If shareholders approve these investment policy changes at the Special Meeting, the Trust will amend or supplement its registration statement to reflect the elimination, modification and/or reclassification of the investment policies and restrictions. The Trust will notify shareholders of any future investment policy changes.

You are being asked to vote in favor of, against, or abstain from voting on each of the proposed changes applicable to your Fund as shown in the chart on page 2. The enclosed proxy card or cards specifically indicate on which items you are being asked to vote.

ITEM 2A - DIVERSIFICATION OF INVESTMENTS

The   Board   recommends   that  the   investment   restrictions   relating   to
diversification be eliminated for the following Funds:

          Established Value                   Prime Obligations
          Federal Money Market                Small Company Opportunity
          Institutional Money Market          Tax-Free Money Market
          Ohio Municipal Money Market

Reason for the Change

All of the Funds listed above are diversified. If a Fund elects to be diversified, it is required to invest its assets according to specific statutory provisions. Since the 1940 Act dictates the requirements for a diversified Fund, there is no need to have any specific fundamental investment restriction regarding diversification. In addition, any diversified Funds wishing to become non-diversified must first obtain shareholder approval.

There is no need for a stated diversification investment restriction, and most of The Victory Funds operate without one. Eliminating the stated restriction will permit the Funds the flexibility of adjusting its policy to changing legal requirements without soliciting shareholder approval.

Operating Criteria

Each of the following money market Funds operates in accordance with Rule 2a-7 under the 1940 Act and, therefore, must invest its assets so that no more than 5% of its total assets are invested in any single issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities")):

  Federal Money Market                       Prime Obligations
  Institutional Money Market                 Tax-Free Money Market

In addition, in accordance with Rule 2a-7 under the 1940 Act, each of the above money market Funds may also invest up to 25% of its total assets in the securities of single issuer for up to three days.

Ohio Municipal Money Market Fund, in accordance with Rule 2a-7 under the 1940 Act, must invest its assets so that, with respect to 75% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer (other than U.S. Government Securities).

In determining who is considered the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is deemed to be a separate issuer. When securities are backed by the assets and/or revenues of a particular instrumentality, facility or subdivision, such entity is considered to be the issuer. Private activity bonds that are backed only by the assets and/or revenues of a non-governmental issuer are considered to be issued by such non-governmental issuer.

Established Value Fund and Small Company Opportunity Fund, each a diversified non-money market fund, must invest their total assets so that with respect to 75% of these assets, no more than 5% is invested in any one issuer (other than U.S. Government Securities), and no more than 10% of the outstanding voting securities of any issuer can be held by a Fund. These operating criteria could not be changed without shareholder approval.

ITEM 2B - CONCENTRATION OF INVESTMENTS

The 1940 Act requires a Fund to state its policies concerning concentration of investments. These policies, which are stated in the form of concentration restrictions, cannot be changed without shareholder approval. Under the 1940 Act, a Fund "concentrates" its investments in an industry if 25% or more of its total assets are invested in that industry. The Board recommends that every Fund revise and update its policy regarding concentration to be consistent with current legal interpretations.

Reason for the Change

The proposed modifications modernize and clarify the restrictions concerning concentration by defining concentration as the term is used in the 1940 Act and as interpreted or modified by the appropriate regulatory authority. These changes would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets. In addition, the proposed changes would make the concentration policies for all the Funds consistent with those of the other Victory Funds, making portfolio management capabilities easier.

These changes do not in any way change how any Fund will concentrate its investments. Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration. In addition, if the proposed restrictions are adopted, the Funds will be able to invest substantially all of their assets into other "master" mutual funds, if desired. The present restrictions do not permit that type of investment.

For each group of Funds, or each individual Fund, we set forth below the proposed new restriction followed by the current restrictions.

The Board is recommending that the Funds listed below change their investment restriction on concentration to read as follows:

Proposed Concentration Restriction

         The Funds may not:

         concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

The following table states the current concentration restriction for each Fund.

Fund                        Current Concentration Restriction
--------------------------  ----------------------------------------------------
Balanced                    None of the Funds may purchase the securities of any
Convertible                 issuer   (other  than  the   securities   issued  or
Diversified Stock           guaranteed  by  the  U.S.  government  or any of its
Financial Reserves          agencies or instrumentalities, repurchase agreements
Focused Growth              secured thereby, or tax-exempt  securities issued by
Fund for Income             governments or political subdivisions of governments
Intermediate Income         except  tax-exempt  securities  backed  only  by the
Special Value               assets or revenues of non-governmental  issuers) if,
Stock Index                 as a result,  25% or more of each such Fund's  total
Value                       assets  would  be  invested  in  the  securities  of
                            companies whose principal business activities are in
                            the  same  industry.   This  restriction  shall  not
                            prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and

                            oConsistent   with  its  investment   objective  and
                            restrictions.  policies, the Financial Reserves Fund
                            reserves the right to concentrate  its investment in
                            obligations issued by domestic banks.
--------------------------  ----------------------------------------------------
Established Value           The Established Value Fund will not concentrate more
                            than 25% of its total assets in any one industry.
--------------------------  ----------------------------------------------------
Small Company               The Funds may not  purchase  the  securities  of any
  Opportunity               issuer (other than  securities  issued or guaranteed
                            by the U.S.  Government  or any of its  agencies  or
                            instrumentalities,  or repurchase agreements secured
                            thereby)  if,  as a  result,  more  than  25% of the
                            Fund's   total  assets  would  be  invested  in  the
                            securities  of companies  whose  principal  business
                            activities are in the same industry.
--------------------------  ----------------------------------------------------

In addition, the Board is recommending that the Institutional Money Market Fund and Prime Obligations Fund change their investment restriction on concentration to read as follows:

Proposed Concentration Restriction for the Institutional Money Market Fund and Prime Obligations Fund:

         The Institutional Money Market Fund and Prime Obligations Fund will not:

         concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. Consistent with their investment objectives and policies, the Institutional Money Market Fund and Prime Obligations Fund reserve the right to concentrate their investment in obligations issued by domestic banks. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

The following table states the current concentration restriction for each Fund.

Fund                        Current Concentration Restriction
--------------------------  ----------------------------------------------------
Institutional Money Market  The  Fund may not  purchase  the  securities  of any issuer (other than obligations  issued or guaranteed
                            as to principal and interest by the U.S. government,
                            its agencies or  instrumentalities)  if, as a result
                            thereof,  more than 25% of its total assets would be
                            invested in the  securities  of one or more  issuers
                            having their  principal  business  activities in the
                            same industry, provided, however, that it may invest
                            more than 25% of its total assets in the obligations
                            of domestic banks.  Neither  finance  companies as a
                            group  nor   utility   companies   as  a  group  are
                            considered  a single  industry  for purposes of this
                            policy (i.e., finance companies will be considered a
                            part of the industry they finance and utilities will
                            be divided  according to the types of services  they
                            provide).
--------------------------  ----------------------------------------------------

Fund                        Current Concentration Restriction
--------------------------  ----------------------------------------------------
Prime Obligations           The Funds may not  purchase  the  securities  of any
                            issuer (other than  securities  issued or guaranteed
                            by the U.S.  Government  or any of its  agencies  or
                            instrumentalities,  or repurchase agreements secured
                            thereby)  if,  as a  result,  more  than  25% of the
                            Fund's   total  assets  would  be  invested  in  the
                            securities of companies whose principal business activities are in the same industry.

                            oThere is no limitation with respect to CDs and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.
--------------------------  ----------------------------------------------------

The Board also is recommending that the concentration restriction for the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund be changed to read as follows. The proposed change recognizes that the restriction related to concentration does not apply to investments in municipal securities, because the issuers of these securities are not members of an industry. The proposed restriction, however, preserves for these Funds the additional provision with respect to investments in industrial development bonds, but removes any references to investments in obligations of U.S. banks. As municipal money market funds, these Funds have no need to retain the ability to concentrate their investments in obligations of U.S. banks.

Proposed Concentration Restriction for the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund

         The Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund will not:

         concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. When investing in industrial development bonds, the Ohio Municipal Bond Fund,

         Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund will look to the source of the underlying payments. A Fund will not invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

The following table states the current concentration restriction for each Fund.

Fund                        Current Concentration Restriction
--------------------------  ----------------------------------------------------
National Municipal Bond     None of the Funds may purchase the securities of any
Ohio Municipal Bond         issuer   (other  than  the   securities   issued  or
                            guaranteed  by  the  U.S.  government  or any of its
                            agencies or instrumentalities, repurchase agreements
                            secured thereby, or tax-exempt  securities issued by
                            governments or political subdivisions of governments
                            except  tax-exempt  securities  backed  only  by the
                            assets or revenues of non-governmental  issuers) if,
                            as a result,  25% or more of each such Fund's  total
                            assets  would  be  invested  in  the  securities  of
                            companies whose principal business activities are in
                            the  same  industry.   This  restriction  shall  not
                            prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

                            oWhen investing in industrial development bonds, each of the National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments. Neither of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.
--------------------------  ----------------------------------------------------

--------------------------  ----------------------------------------------------
Ohio Municipal Money        The Fund will not  purchase  securities  (other than
  Market                    securities   issued  or   guaranteed   by  the  U.S.
                            government,  its agencies, or instrumentalities) if,
                            as a  result  of such  purchase,  25% or more of the
                            value of its total  assets  would be invested in any
                            one  industry.  The Fund will not invest 25% or more
                            of its assets in securities, the interest upon which
                            is paid from revenues of similar type projects.  The
                            Fund  may  invest  25%  or  more  of its  assets  in
                            industrial development bonds. The Fund also reserves
                            the right to  concentrate  investments  in municipal
                            securities that are secured by domestic bank letters
                            of credit or guaranteed by domestic banks.
--------------------------  ----------------------------------------------------
Tax-Free Money Market       The  Fund may not  purchase  the  securities  of any
                            issuer (other than  securities  issued or guaranteed
                            by the U.S.  Government  or any of its  agencies  or
                            instrumentalities,  or repurchase agreements secured
                            thereby)  if,  as a  result,  more  than  25% of the
                            Fund's   total  assets  would  be  invested  in  the
                            securities  of companies  whose  principal  business
                            activities     are    in    the    same    industry.
--------------------------  ----------------------------------------------------

Proposed Elimination of Concentration Restriction

The Board is proposing to eliminate the current concentration restriction for the Federal Money Market Fund and Gradison Government Reserves Fund. As a matter of investment policy, these Funds invest at least 80% of their net assets in short-term obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by these securities. Since the SEC permits investment companies to exclude from their concentration policies and restrictions obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, there is no need for a concentration restriction for these Funds.

Fund                        Current Concentration Restriction
--------------------------  ----------------------------------------------------
Federal Money Market        The  Fund  may  not  purchase   securities  if  such
                            purchase  would  cause  more  than 25% of any of the
                            Funds' total assets to be invested in the securities
                            of issuers  in any one  industry,  provided  however
                            that the  Federal  Money  Market Fund  reserves  the
                            right  to  concentrate   in  securities   issued  or
                            guaranteed  as to  principal  and  interest  by  the
                            United   States   Government,    its   agencies   or
                            instrumentalities  or  U.S.  bank  obligations.  The
                            Federal  Money  Market  Fund,   however,   will  not
                            exercise  its  right  to  concentrate  in U.S.  bank
                            obligations.
--------------------------  ----------------------------------------------------
Gradison Government         The  Fund may not  purchase  the  securities  of any
  Reserves                  issuer other than securities issued or guaranteed by
                            the  U.S.  government  or  any of  its  agencies  or
                            instrumentalities,  or repurchase agreements secured
                            thereby)  if,  as a  result,  more  than  25% of the
                            Fund's   total  assets  would  be  invested  in  the
                            securities  of companies  whose  principal  business
                            activities are in the same industry.
--------------------------  ----------------------------------------------------

Non-Fundamental Investment Policy on Calculating Concentration

For purposes of calculating concentration of investments in the utility and finance categories, each Fund, where applicable, will continue to operate under the following non-fundamental investment policy, which will be implemented where appropriate:

         Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

ITEM 2C - JOINT TRADING ACCOUNTS

The Board is recommending that the fundamental investment restriction on joint trading accounts be eliminated for the following Funds:

          Established Value                 Small Company Opportunity
          Prime Obligations                 Tax-Free Money Market

This investment restriction currently reads:

         The Funds may not:

         participate on a joint or joint and several basis in any securities trading account.

Reason for the Change

The 1940 Act, does not specifically prohibited the Funds from participating in joint trading accounts in all circumstances. If the joint trading account is a "joint transaction" prohibited under the 1940 Act, the SEC may, upon application, exempt one or more Funds from the prohibition, subject to certain restrictions. The Funds adopted their fundamental investment restriction on joint trading accounts in response to certain requirements imposed by state laws and regulations that are no longer applicable. There is, therefore, no longer any requirement that the Funds have this restriction.

The Funds may wish to participate in a joint trading account sometime in the future, subject to obtaining the necessary relief from the SEC. Eliminating this restriction would clarify and modernize the governing documents of the Funds by removing a clause that is no longer needed.

ITEM 2D - BORROWING

The Funds may have the need to borrow money for a number of reasons. They may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described fully in the SAI.) Currently, each Fund is permitted by the 1940 Act to borrow up to 5% of its total assets for temporary purposes, and may do so through participation in a credit facility approved by the Board with either KeyCorp or The Bank of New York.

The Funds would benefit from the ability to engage in all types of transactions which might be considered borrowing. In addition, the Funds would benefit from the flexibility to borrow money up to the maximum amount permitted by law and to borrow from each other when permitted to do so by the SEC. The Funds currently do not intend to borrow for leveraging purposes, which means that a Fund will not borrow to make investments with the proceeds of the borrowing.

Borrowing money may place a Fund at risk and therefore, although some additional borrowing would be permitted under this restriction, current statutory requirements limit borrowings to 33 1/3% of the total assets of a Fund at the time the loan is made. In addition, the Funds would be subject to a non-fundamental borrowing restriction prohibiting them from borrowing money for leveraging purposes.

Reasons for the Change

Currently, the Funds are subject to a number of different borrowing restrictions. For each Fund, the proposed amendment modernizes and standardizes the restriction on borrowing. This change would give each Fund the flexibility to engage in certain securities transactions that might be construed as "borrowing" transactions, and would permit each Fund to borrow money up to the limits permitted by the 1940 Act for any purpose that does not involve leveraging. Changing this restriction would permit greater flexibility in managing each Fund's portfolio and would allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of each Fund's assets.

The proposed changes also would allow a Fund to borrow from another Fund when permissible. Borrowing from another Fund in the Trust could reduce certain borrowing and transaction costs.

Proposed Borrowing Restriction

         No Fund may:

         borrow money, except that as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authority having jurisdiction.

Non-fundamental  investment policy on Calculating Concentration

         The Funds of the Trust do not intend to borrow money for leveraging purposes.

The following table states the current borrowing restriction for each Fund.

Fund                        Current Borrowing Restriction
--------------------------  ----------------------------------------------------
Balanced                    The Funds may not  borrow  money,  except  that each
Convertible                 such Fund may (a) enter into commitments to purchase
Diversified Stock           securities and  instruments  in accordance  with its
Financial Reserves          investment   program,   including   when-issued  and
Focused Growth              delayed-delivery  transactions,  reverse  repurchase
Fund For Income             agreements and "dollar roll" transactions,  provided
Intermediate Income         that the  total  amount  of any  borrowing  does not
National Municipal Bond     exceed  33-1/3%  of the Fund's  total  assets at the
Ohio Municipal Bond         time of the  transaction;  (b)  borrow  money  in an
Special Value               amount  not to  exceed  33-1/3%  of the value of its
Stock Index                 total  assets at the time the loan is made;  and (c)
Value                       borrow money on a short-term  basis from  investment
                            companies  that  are  part  of  the  same  group  of
                            investment   companies  to  the  extent  allowed  by
                            applicable  laws,  rules or regulatory  orders in an
                            amount  not to  exceed  33-1/3%  of the value of its
                            total   assets   at  the  time  the  loan  is  made.
                            Borrowings  representing  more than  33-1/3% of each
                            such Fund's total  assets must be repaid  before the
                            Fund     may    make     additional     investments.
                            Notwithstanding the foregoing,  as a non-fundamental
                            policy,  these  Funds do not intend to borrow  money
                            for leveraging purposes.
--------------------------  ----------------------------------------------------
Established Value           The Fund may not borrow money, except as a temporary
                            measure for extraordinary or emergency  purposes and
                            then only in amounts not  exceeding  5% of its total
                            assets,  taken at the lower of  acquisition  cost or
                            market value.
--------------------------  ----------------------------------------------------

Fund                        Current Borrowing Restriction
--------------------------  ----------------------------------------------------
Gradison Government         The Fund may not borrow money,  except from banks as
  Reserves                  a  temporary   measure  or  for   extraordinary   or
                            emergency  purposes  such as to  enable  the Fund to
                            satisfy  redemption  requests  where  liquidation of
                            portfolio  securities is considered  disadvantageous
                            and not for  leverage  purposes,  and  then  only in
                            amounts not exceeding 15% of the total assets of the
                            Fund  at  the  time  of  the  borrowing.  While  any
                            borrowing  of  greater  than  5% of  the  assets  is
                            outstanding,  the Fund will not purchase  additional
                            portfolio securities.
--------------------------  ----------------------------------------------------
Institutional Money         The Fund may not  borrow  money,  except  (a) from a
  Market                    bank for  temporary or emergency  purposes  (not for
                            leveraging  or  investment)  or (b) by  engaging  in
                            reverse repurchase agreements, provided that (a) and
                            (b) in combination  ("borrowings")  do not exceed an
                            amount  equal to one third of the  current  value of
                            its total  assets  (including  the amount  borrowed)
                            less liabilities (not including the amount borrowed)
                            at the time the borrowing is made. This  fundamental
                            limitation is construed in conformity  with the 1940
                            Act and, if at any time  Institutional  Money Market
                            Fund borrowings exceed an amount equal to 33-1/3% of
                            the current value of its total assets (including the
                            amount  borrowed)  less   liabilities   (other  than
                            borrowings) at the time the borrowing is made due to
                            a decline in net  assets,  such  borrowings  will be
                            reduced within three days (not including Sundays and
                            holidays) to the extent necessary to comply with the
                            33-1/3% limitation.
--------------------------  ----------------------------------------------------

Fund                        Current Borrowing Restriction
--------------------------  ----------------------------------------------------
Prime Obligations           The Funds may not borrow money, except that (a) each
Small Company               such Fund may enter  into  commitments  to  purchase
  Opportunity               securities   in  accordance   with  its   investment
Tax-Free Money Market       program,  including delayed-delivery and when-issued
                            securities   and  reverse   repurchase   agreements,
                            provided that the total amount of any such borrowing
                            does not exceed  33-1/3% of each such  Fund's  total
                            assets;  and (b) each such Fund may borrow money for
                            temporary  or  emergency  purposes  in an amount not
                            exceeding 5% of the value of its total assets at the
                            time   when  the  loan  is  made.   Any   borrowings
                            representing  more than 5% of each such Fund's total
                            assets  must be  repaid  before  the  Fund  may make
                            additional investments.
--------------------------  ----------------------------------------------------
Ohio Municipal Money        The Fund may not (a)  borrow  money  and  engage  in
  Market                    reverse  repurchase  agreements  in  amounts  up  to
                            one-third  of the value of its net assets  including
                            the amounts borrowed, and (b) purchase securities on
                            a when-issued or delayed  delivery  basis.  The Fund
                            will  not   borrow   money  or  engage  in   reverse
                            repurchase  agreements for investment leverage,  but
                            rather as a temporary,  extraordinary,  or emergency
                            measure or to  facilitate  management of the Fund by
                            enabling  it to meet  redemption  requests  when the
                            liquidation of Fund securities would be inconvenient
                            or  disadvantageous.  The Fund will not purchase any
                            securities  while  any  such  borrowings  (including
                            reverse  repurchase   agreements)  are  outstanding.
--------------------------  ----------------------------------------------------

The Board also recommends that the amended borrowing restriction described above be adopted by the Federal Money Market Fund.

Reason for the Change

The Fund currently has no separately stated restriction regarding borrowing. In order to ensure that the Fund can borrow in amounts permitted bylaw, and in order to make clear that with respect to borrowing, there is no intention to treat this Fund differently from all the other Funds of the Trust, the restriction related to borrowing should be added to the Fund.

ITEM 2E - LENDING

The Funds lend their assets primarily in three different way. They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in "interfund" lending of cash when it is permissible and desirable to do so. The Trust would need to obtain approval of the Board and an exemptive order from the SEC to engage in interfund lending. No application for such an order has been made, but the Trust may make such an application in the future if this proposal is approved and the Board of Trustees determines that it would be advantageous to the Funds.

Some Funds are currently lending their portfolio securities as part of a securities lending program. Funds can generate income from lending portfolio securities, although there are risks involved. However, the Board requires that there be procedures in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

Reason for the Change

This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with their investment objectives. In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.

Considered together, items 2d and 2e would permit all of the Funds to engage in interfund cash lending when desirable and when permitted by the Board and the appropriate regulatory authority. Interfund cash lending may be beneficial to shareholders because it would permit the Funds to match lending and borrowing needs and reduce costs associated with lending and borrowing, with virtually no increase in risk.

Proposed Lending Restriction -- All Funds

         The Funds may not:

         make loans,  except as permitted under the 1940 Act, and as interpreted
         or  modified  from  time  to  time  by  regulatory   authority   having
         jurisdiction.

The following table states the current lending restriction for each Fund:

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Balanced                    The Funds may not make loans, except each such Fund,
Convertible                 consistent  with  its  investment  program,  may (a)
Diversified Stock           purchase  bonds,  debentures,  other debt securities
Financial Reserves          and   hybrid   instruments,   including   short-term
Focused Growth              obligations; (b) enter into repurchase transactions;
Fund for Income             (c) lend  portfolio  securities,  provided  that the
Intermediate Income         value of loaned  securities  does not exceed 33-1/3%
National Municipal Bond     of each  such  Fund's  total  assets;  and (d)  make
Ohio Municipal Bond         short-term loans to other investment  companies that
Special Value               are part of the same group of investment  companies,
Stock Index                 as part of an interfund loan program,  as allowed by
Value                       applicable  laws,   rules  and  regulatory   orders.
                            Notwithstanding the foregoing,  as a non-fundamental
                            policy, the Fund for Income will not lend any of its
                            portfolio securities.
--------------------------  ----------------------------------------------------
Established Value           The Fund will not make loans, except (a) through the
                            purchase   of   publicly    distributed    corporate
                            securities,     U.S.     government     obligations,
                            certificates   of   deposit   ("CDs"),    high-grade
                            commercial paper and other money market instruments,
                            and (b) loans of  portfolio  securities  to  persons
                            unaffiliated  with the Trust not in excess of 20% of
                            the  value of the  Fund's  total  assets  (taken  at
                            market value) made in accordance with the guidelines
                            of the SEC and with any standards  established  from
                            time to  time  by the  Trust's  Board  of  Trustees,
                            including the  maintenance  of  collateral  from the
                            borrower at all times in an amount at least equal to
                            the current market value of the securities loaned.
--------------------------  ----------------------------------------------------

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Prime Obligations           The  Funds  may not  lend any  security  or make any
Small Company Opportunity other loan if, as a result, more than 33-1/3% of Tax-Free Money Market each such Fund's total assets would be lent to other parties,  but  this  limitation  does  not  apply to
                            purchases of publicly  issued debt  securities or to
                            repurchase agreements.
--------------------------  ----------------------------------------------------
Gradison Government         The  Fund  may  not  make  loans,  except  that  the
  Reserves                  purchase  of  debt  securities  as  allowed  by  its
                            investment    objective    and   other    investment
                            restrictions,  entering into repurchase  agreements,
                            and the lending of portfolio securities in an amount
                            not to exceed  30% of the value of its total  assets
                            with  the  collateral  value  of  loaned  securities
                            marked-to-market   daily  and  in  accordance   with
                            applicable  regulations or guidelines established by
                            the SEC shall not be prohibited by this restriction.
--------------------------  ----------------------------------------------------
Federal Money Market        The Fund may not lend any cash except in  connection
                            with the  acquisition  of a  portion  of an issue of
                            publicly  distributed  bonds,  debentures,  notes or
                            other  evidences of  indebtedness  or in  connection
                            with  the   purchase   of   securities   subject  to
                            repurchase  agreements,  except  as  outlined  under
                            "Additional Information on Fund Investments" and the
                            sub-section, "Securities Lending." The Fund will not
                            lend any other assets except as a special investment
                            method.   See   "Investment    Objective"   in   the
                            Prospectus.  The  Fund  will  not make a loan of its
                            portfolio securities if, immediately  thereafter and
                            as a result  thereof,  portfolio  securities  with a
                            market  value  of 10% or  more of its  total  assets
                            would be subject to such loans.
--------------------------  ----------------------------------------------------

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Institutional Money Market  The Fund may not make loans to other persons, except
                            (a) by the purchase of debt obligations in which the
                            Fund is authorized to invest in accordance  with its
                            investment   objective,   and  (b)  by  engaging  in
                            repurchase  agreements.  In  addition,  the Fund may
                            lend its portfolio  securities to  broker-dealers or
                            other  institutional  investors,  provided  that the
                            borrower   delivers  cash  or  cash  equivalents  as
                            collateral  to the Fund and agrees to maintain  such
                            collateral  so that it equals  at least  100% of the
                            value of the securities  loaned. Any such securities
                            loan may not be made if,  as a result  thereof,  the
                            aggregate  value of all  securities  loaned  exceeds
                            33-1/3%   of  the   total   assets   of  the   Fund.
--------------------------  ----------------------------------------------------
Ohio Municipal Money Market The Fund  will not  lend any of its  assets,  except through (a) the purchase of a portion of an issue of
                            publicly    distributed   debt   instruments;    (b)
                            repurchase  agreements;  or (c) the  lending  of its
                            portfolio   securities.   The   Fund  may  lend  its
                            securities  if  collateral  values are  continuously
                            maintained  at no  less  than  100%  of the  current
                            market value of such securities by marking to market
                            daily
--------------------------  ----------------------------------------------------

ITEM 2F - SENIOR SECURITIES

The Board recommends that the restriction on issuing senior securities, applicable to the Funds listed below, be amended to read as follows:

Proposed Senior Securities Restriction

         The Funds may not:

         issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

The Board also recommends that the amended senior securities restriction described above be adopted by the Established Value Fund and Federal Money Market Fund.

Reason for the Change

Under the 1940 Act, an open-end investment company is not permitted to issue senior securities, except under certain limited conditions. The proposed amendment would modernize the language concerning senior securities. This change would have no immediate impact on any Fund's investment strategies and would give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior but is nonetheless permitted under the law or by interpretations of the SEC.

The following table states the current senior securities restriction for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Balanced                    The  Funds may not issue  any  senior  security  (as
Convertible                 defined in the 1940 Act),  except that (a) each such
Diversified Stock           Fund may engage in  transactions  that may result in
Financial Reserves          the  issuance  of senior  securities  to the  extent
Focused Growth              permitted   under    applicable    regulations   and
Fund for Income             interpretations  of the 1940 Act, an exemptive order
Intermediate Income         or  interpretation of the staff of the SEC; (b) each
National Municipal Bon      such  Fund  may  acquire   other   securities,   the
Ohio Municipal Bond         acquisition of which may result in the issuance of a
Special Value               senior  security,  to  the  extent  permitted  under
Stock Index                 applicable  regulations  or  interpretations  of the
Value                       1940 Act; (c) subject to the restrictions  described
                            in this  SAI,  each such  Fund may  borrow  money as
                            authorized  by the 1940 Act;  and (d) each such Fund
                            may issue  multiple  classes of shares in accordance
                            with regulations of the SEC.
--------------------------  ----------------------------------------------------

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Institutional Money Market The Funds may not issue any senior security (as Ohio Municipal Money Market defined in the 1940 Act), except that (a) each such
Prime Obligations           Fund may engage in  transactions  that may result in
Small Company Opportunity   the  issuance  of senior  securities  to the  extent
Tax-Free Money Market       permitted   under    applicable    regulations   and
                            interpretations  of the  1940  Act  or an  exemptive
                            order;   (b)  each  such  Fund  may  acquire   other
                            securities,  the  acquisition of which may result in
                            the  issuance  of a senior  security,  to the extent
                            permitted    under    applicable    regulations   or
                            interpretations  of the 1940 Act; and (c) subject to
                            the restrictions set forth below, each such Fund may
                            borrow money as authorized by the 1940 Act.
--------------------------  ----------------------------------------------------
Gradison Government         The Fund  may not  issue  any  senior  security  (as
  Reserves                  defined in the 1940 Act),  except that (a) each such
                            Fund may engage in  transactions  that may result in
                            the  issuance  of senior  securities  to the  extent
                            permitted   under    applicable    regulations   and
                            interpretations  of the  1940  Act  or an  exemptive
                            order;   (b)  each  such  Fund  may  acquire   other
                            securities,  the  acquisition of which may result in
                            the  issuance  of a senior  security,  to the extent
                            permitted    under    applicable    regulations   or
                            interpretations  of the 1940 Act; and (c) subject to
                            the restrictions set forth below, each such Fund may
                            borrow money as authorized by the 1940 Act.
--------------------------  ----------------------------------------------------

The Board also recommends that the amended senior securities restriction described above be adopted by the Established Value and Federal Money Market Funds.

Reasons for the Change

These two Funds currently have no separately stated restriction regarding senior securities. In order to ensure that the Funds can engage in all permitted activities consistent with the law, and in order to make clear that with respect to senior securities, there is no intention to treat these Funds differently from all the other Funds of the Trust, the restriction related to issuing senior securities should be added to these Funds.

ITEM 2G - REAL ESTATE

The Board recommends that the restriction regarding real estate be amended for Prime Obligations, Small Company Opportunity, Tax-Free Money Market, Federal Money Market, Established Value, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market to read as follows:

Proposed Real Estate Restriction

         The Funds may not:

         purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude a Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent a Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

Reasons for the Change

The proposed change conforms the restriction on investing in real estate to that of all the other Funds in the Trust and to current interpretations of the 1940 Act. This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies.

The following table states the current restriction for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Prime Obligations           The  Funds  may not  purchase  or sell  real  estate
Small Company Opportunity unless acquired as a result of ownership of Tax-Free Money Market securities or other instruments (but this shall not prevent each Fund from  investing in  securities  or
                            other   instruments   backed   by  real   estate  or
                            securities  of companies  engaged in the real estate
                            business).  Investments  by the Funds in  securities
                            backed by mortgages on real estate or in  marketable
                            securities of companies  engaged in such  activities
                            are not hereby precluded.
--------------------------  ----------------------------------------------------
Federal Money Market        The Fund may not  purchase or hold any real  estate,
                            including real estate limited  partnerships,  except
                            that the Funds may invest in  securities  secured by
                            real  estate  or  interests  therein  or  issued  by
                            persons  which  deal in  real  estate  or  interests
                            therein.
--------------------------  ----------------------------------------------------
Established Value           The Fund  will not  purchase  or sell  real  estate,
                            except that it is permissible to purchase securities
                            secured by real estate or real estate  interests  or
                            issued by  companies  that  invest in real estate or
                            real estate interests.
--------------------------  ----------------------------------------------------
Gradison Government         The Fund will not purchase or sell real estate.  The
  Reserves                  purchase of securities  secured by real estate which
                            are  otherwise  allowed  by  the  Fund's  investment
                            objective and other  investment  restrictions  shall
                            not be prohibited by this restriction.
--------------------------  ----------------------------------------------------
Institutional Money         The   Fund  may  not  buy  or  sell   real   estate,
Market                      commodities,  or  commodity  (futures)  contracts or
                            invest in oil, gas or other mineral  exploration  or
                            development programs.
--------------------------  ----------------------------------------------------
Ohio Municipal Money        The Fund  will not  purchase  or sell  real  estate,
Market                      although it may invest in Ohio Municipal  Securities
                            secured by real estate or interests in real estate.
--------------------------  ----------------------------------------------------

Commodities and commodity (futures) contracts; oil, gas and other minerals. The current restriction for the Institutional Money Market Fund combines real estate with commodities and commodity contracts and with oil, gas and other mineral exploration and development programs. Should shareholders approve the proposed restriction regarding real estate, the current restriction relating to commodities and commodity contracts and oil, gas and other minerals would be stated as separate restrictions. (See Items 2h and 2g)

ITEM 2H - COMMODITIES

The Board recommends that the restriction regarding commodities be amended for Balanced, Convertible, Established Value, Federal Money Market, Financial
Reserves, Fund for Income, Gradison Government Reserves, National Municipal Bond, Ohio Municipal Money Market, Special Value and Value. The amended restriction reads as follows:

Proposed Commodities Restriction

         The Funds may not:

         purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Board, also recommends that the same restriction be adopted by Institutional Money Market Fund, which currently has no restriction regarding commodities.

Reason for the Change

The proposed amendment, and the adoption of the proposed amendment for the Institutional Money Market Fund, would make the restriction regarding investing in commodities consistent among all the Funds of the Trust. This change would have no impact on the current investment strategies of the Funds. It would, however, allow each Fund the flexibility to deal with a physical commodity if necessary as a result of the Fund's ownership of another security. In addition, the amended restriction would clarify a Fund's ability to purchase and sell options and futures contracts and to purchase instruments that are back by physical commodities.

The following table reflects the current restriction for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Balanced                    None of the  Funds  may  purchase  or sell  physical
Special  Value              commodities unless acquired as a result of ownership
Value                       of securities or other instruments.
--------------------------  ----------------------------------------------------
Convertible                 The Funds may not deal in  commodities  or commodity
Federal Money Market        contracts.
--------------------------  ----------------------------------------------------
Established Value           The Fund  will  not  purchase  or sell  commodities,
                            commodity  contracts,  or  interests  in oil, gas or
                            other mineral  exploration or development  programs,
                            except that it is permissible to purchase securities
                            issued by companies  that hold interests in oil, gas
                            or  other   mineral   exploration   or   development
                            programs.
--------------------------  ----------------------------------------------------
Financial Reserves          The  Fund  may  not  buy  or  sell  commodities,  or
                            commodity (futures) contracts.
--------------------------  ----------------------------------------------------
Fund for Income             The  Fund  for  Income  may  not  purchase  or  sell
                            commodities  or  commodity  contracts,  oil,  gas or
                            other mineral exploration or development programs.
--------------------------  ----------------------------------------------------
Gradison Government         The Fund  will  not  purchase  or sell  commodities,
  Reserves                  commodity  contracts  or  interests  in oil,  gas or
                            other mineral exploration or development programs or
                            leases,   except  that  the   purchase  or  sale  of
                            financial  futures contracts or options on financial
                            futures contracts is permissible.
--------------------------  ----------------------------------------------------
National Municipal Bond     The  Fund  may  not   purchase   or  sell   physical
                            commodities  (but this  shall not  prevent  the Fund
                            from  purchasing  or selling  futures  contracts and
                            options on futures  contracts  or from  investing in
                            securities or other  instruments  backed by physical
                            commodities).
--------------------------  ----------------------------------------------------
Ohio Municipal Money Market The Fund may not  purchase  or sell  commodities  or commodity contracts.
--------------------------  ----------------------------------------------------

Oil, gas and other minerals. Some of the current restrictions above combine commodities with investing in oil, gas and mineral exploration or development programs. Should shareholders approved the proposed restriction regarding commodities, the reference to commodities and commodity contracts in the current restrictions would be removed, and the remainder of the current restrictions relating to oil, gas and other minerals would be stated as separate restrictions. (See Item 2q)

ITEM 2I - UNDERWRITING

The Board proposes that Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity and Tax-Free Money Market revise the restriction relating to underwriting to read as follows:

Proposed Underwriting Restriction

         The Funds may not:

         underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Reason for the Change

The proposed change would modernize each Fund's restriction on underwriting by stating it more succinctly. In addition, the revised restriction would conform it to the underwriting restrictions of all the other Funds of the Trust. Under the proposed restriction, a Fund would not be prohibited from selling any security in its portfolio merely because the selling Fund might technically be deemed to be an underwriter under the Securities Act. Making this restriction consistent with that of the other Victory Funds would simplify portfolio management and ensure better compliance.

The proposed change in this investment restriction would not alter any Fund's investment strategy.

The following table reflects the current restriction for the each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Federal Money Market        The Funds may not  underwrite  securities  issued by
Institutional Money Market others, except to the extent that a Fund may be Ohio Municipal Money Market considered an underwriter within the meaning of the
Prime Obligations           Securities Act of 1933, as amended (the  "Securities
Small Company Opportunity   Act"), in the disposition of restricted securities.
Tax-Free Money Market
--------------------------  ----------------------------------------------------
Established Value           The Fund will not underwrite the securities of other
Gradison Government         issuers, except insofar as the Trust may technically
Reserves                    be deemed an underwriter under the Securities Act in
                            connection   with  the   disposition   of  portfolio
                            securities.
--------------------------  ----------------------------------------------------

ITEM 2J - PLEDGING

The Board proposes to eliminate the Established Value Fund's fundamental investment restriction on pledging assets for security.

The following table states the current restriction for the Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Established Value Fund will not mortgage, pledge
                            or hypothecate securities, except in connection with
                            a  permissible  borrowing,  and then only in amounts
                            not  exceeding 10% of the value of the assets of the
                            Fund  (taken  at the  lower of  acquisition  cost or
                            market).
--------------------------  ----------------------------------------------------

Reasons for the Change

The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable. Removing this restriction would give the Fund greater flexibility by permitting management to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval. In addition, removing this restriction would afford the Fund greater flexibility in permitted borrowing transactions, because bank lenders often require a pledge of assets as security for loans. Eliminating this restriction would not affect the Fund's present investment practices.

2K -  INVESTING TO INFLUENCE MANAGEMENT OR EXERCISE CONTROL

The Board proposes to eliminate the restriction relating to investing to influence management or exercise control with respect to the Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.


Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The  Fund  will  not  invest  in  companies  for the
                            purpose of exercising control or management.
--------------------------  ----------------------------------------------------
Federal Money Market        The  Funds  may  not  invest  in  companies  for the
                            purpose  of  influencing  management  or  exercising
                            control,  and will not purchase more than 10% of the
                            voting  securities of any one issuer.  This will not
                            preclude  the  management  of the Funds from  voting
                            proxies in their discretion.
--------------------------  ----------------------------------------------------

Reasons for the Change

The restriction on investing to influence management or exercise control was originally adopted to ensure that investment companies not acquire more than 10% of the outstanding voting securities of a single issuer. Since the Federal Money Market Fund invests most, if not all, of its assets in debt securities, this restriction is unnecessary. The owners of debt securities have no voting rights. Therefore, it is impossible for the Fund to carry out its investment strategies and also invest for the purpose of influencing management and exercising control.

For the Established Value Fund, the restriction came from state law requirements that are no longer applicable. Because the Established Value Fund invests primarily in companies that have a minimum market capitalization of $1 billion, and because it is diversified, it is unlikely that the Established Value Fund could invest for the purpose of influencing management or exercising control.

ITEM 2L - PURCHASING ON MARGIN AND SELLING SHORT

The Board proposes to eliminate the restriction relating to purchasing on margin and short selling for the Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.


Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Fund will not make short sales of securities, or
                            purchase securities on margin, except for short-term
                            credit  as  is  necessary   for  the   clearance  of
                            transactions.
--------------------------  ----------------------------------------------------
Federal Money  Market       The Fund may not  purchase  securities  on margin or
                            sell securities short.
--------------------------  ----------------------------------------------------

Reasons for the Change

The practices of purchasing securities on margin and selling securities short when a Fund does not own the security create the issuance of a senior security. Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances. Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.

Eliminating this restriction would not affect either Fund's present investment strategies.

ITEM 2M - ILLIQUID AND RESTRICTED SECURITIES

The Board proposes to amend and re-classify from fundamental to non-fundamental the restrictions relating to illiquid and restricted securities for the Established Value Fund to read as follows:

Proposed Non-Fundamental Illiquid and Restricted Securities Restriction for Established Value

         The Fund may not:

         invest more than 15% of any of its net assets in (i) securities restricted as to disposition under the federal securities laws, except such restricted securities determined by the Funds' investment adviser to be liquid based on the trading markets for the particular security and other factors, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of seven days.

The Board also proposes that the fundamental restriction regarding illiquid and restricted securities for Federal Money Market Fund be re-classified as non-fundamental.

The following table states the current illiquid securities restriction for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Fund will not  purchase  securities  subject  to
                            restrictions  on  disposition  under the  Securities
                            Act. The Fund will not purchase securities for which
                            no readily  available market quotation exists, if at
                            the time of  acquisition  more  than 5% of the total
                            assets  of  the  Fund  would  be  invested  in  such
                            securities  (repurchase  agreements maturing in more
                            than   seven   days   are   included   within   this
                            restriction).
--------------------------  ----------------------------------------------------
Federal Money  Market       The Fund may not invest in companies for the purpose
                            of influencing management or exercising control, and
                            will  not  purchase  more  than  10% of  the  voting
                            securities of any one issuer. This will not preclude
                            the  management  of the Fund from voting  proxies in
                            its discretion.
--------------------------  ----------------------------------------------------

Reasons for the Changes

Illiquid securities are securities that cannot be sold by the Funds within seven days at a price approximately equal to the price used in determining the Fund's net asset value. Securities that are restricted as to resale under the Federal securities laws are generally considered illiquid. However, the staff of the SEC has indicated that where restricted securities can be determined to be liquid based on criteria established by an investment company's board of directors, those securities can be treated as liquid for purposes of the investment company's investment restrictions. There are currently numerous securities that are restricted as to resale but for which markets have developed which make them highly liquid. The Board is proposing that the illiquid securities restriction for the Established Value Fund be amended to permit these very liquid, though restricted, securities to be purchased. The Board is also proposing that the permitted investment in illiquid securities by the Established Value Fund be increased to 15%, the level currently allowed by the SEC for non-money market funds. This increase will allow for more flexibility in managing this portfolio without significantly increasing risk.

In addition, at one time, regulators required investment companies to state their policy regarding illiquid securities as a fundamental limitation. That requirement no longer exists, and there is no statutory requirement that this restriction be fundamental. Therefore, the Board is proposing that this limitation be re-classified as non-fundamental for both the Established Value and Federal Money Market Funds.

Making the restriction on illiquid securities non-fundamental would give the Board more flexibility in responding to changing regulatory requirements. As an example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to have the make the change without incurring the cost of a shareholders meeting.

Neither the change in the restriction nor the change in the classification of the restriction would impact the current investment practices or strategies of either Fund.

ITEM 2N - INVESTMENT IN ISSUERS WHOSE SHARES ARE OWNED BY VICTORY'S TRUSTEES OR OFFICERS

The Board proposes to eliminate the restriction which prohibits the Established Value Fund from owning the securities of an issuer when a Trustee or Officer of the Fund who is also a director or officer of that issuer owns certain amounts of the securities of that issuer.

The current restriction reads as follows.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Fund will not purchase or retain the  securities
                            of any issuer if any Trustee or officer of the Trust
                            is or becomes a director  or officer of such  issuer
                            and  owns  beneficially  more  than 1/2 of 1% of the
                            securities  of such issuer,  or if those  directors,
                            trustees   and   officers   of  the  Trust  and  its
                            investment  adviser who are directors or officers of
                            such issuer  together own or acquire more than 5% of
                            the securities of such issuer.
--------------------------  ----------------------------------------------------

Reason for the Change

This restriction was based on state law requirements that are no longer applicable. In addition, maintaining the restriction is not necessary, because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the 1940 Act. The restriction sometimes imposes severe limitations on the operation of the portfolio and is costly and difficult to administer. Because the restriction is no longer necessary, the Board recommends that it be eliminated. This action would not change the Fund's investment strategy.

ITEM 2O - INVESTMENT IN UNSEASONED ISSUERS

The Board proposes to eliminate the restriction limiting the Established Value Fund's investments in the securities of unseasoned issuers to not more than 5% of the assets of the Fund.

The current restriction reads as follows.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The  Fund  will  not  purchase  any   securities  of
                            companies  which have (with  their  predecessors)  a
                            record  of  less  than  three  years  of  continuous
                            operation,  if at the time of acquisition  more than
                            5% of a Fund's  total  assets  would be  invested in
                            such securities.
--------------------------  ----------------------------------------------------

Reason for the Change

This is another restriction that was imposed by state laws which are no longer applicable. Without these legal requirements, there is no longer any need to so specifically limit the portfolio. Eliminating this restriction would increase the flexibility the portfolio manager has over the investment of Fund assets. This increase in flexibility would not change the Fund's investment strategy.

ITEM 2P - OPTIONS

The Board proposes to eliminate the restriction relating to writing, purchasing or selling of options with respect to the Established Value Fund.

The Fund's current restriction is as follows.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Fund  will not  write,  purchase  or sell  puts,
                            calls or combinations thereof.
--------------------------  ----------------------------------------------------

Reason for the Change

The restriction on option transactions came with the Fund when it was acquired in 1999. It is the only Fund within the Trust that has such a prohibition. Eliminating the prohibition would provide the portfolio manager with the flexibility to hedge the Fund's portfolio during periods of expected market fluctuation. Engaging in option transactions would not add any significant risk to the Fund's portfolio. As derivative instruments, options and their use are carefully monitored by the Adviser and the Board. If this proposed is approved, the Fund would be subject to a non-fundamental restriction that would allow it
(1) to write only covered call options and only up to 25% of its total assets and (2) to purchase put options.

ITEM 2Q - OIL, GAS AND OTHER MINERALS

The Board proposes to eliminate the restriction relating to oil, gas and other mineral exploration or development programs for Established Value, Fund for Income, Gradison Government Reserves and Institutional Money Market.

The following table states the current restrictions for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Established Value           The Fund will not purchase or sell interests in oil,
                            gas or  other  mineral  exploration  or  development
                            programs,  except that it is permissible to purchase
                            securities  issued by companies  that hold interests
                            in  oil,  gas  or  other  mineral   exploration   or
                            development programs.
--------------------------  ----------------------------------------------------
Fund for Income             The Fund may not  purchase or sell oil, gas or other
                            mineral exploration or development programs.
--------------------------  ----------------------------------------------------
Gradison Government         The Fund will not purchase or sell interests in oil,
  Reserves                  gas or  other  mineral  exploration  or  development
                            programs or leases.
--------------------------  ----------------------------------------------------
Institutional Money Market  The Fund may not invest in oil, gas or other mineral exploration or development programs.
--------------------------  ----------------------------------------------------

Reasons for the Change

The restriction on investing in oil, gas and other minerals exploration or development programs was based on state law requirements that are no longer applicable. Without these legal requirements, there is no longer any need to specifically limit the portfolio. Eliminating this restriction would increase the flexibility the portfolio manager would have over the investment of each Fund's assets. This increase in flexibility would not change the investment strategies of any of the Funds.

ITEM 2R - SECURITIES OF OTHER INVESTMENT COMPANIES

The Board proposes to re-classify the current fundamental restriction regarding investing in other investment companies to non-fundamental for Convertible, Established Value and Federal Money Market.

The following table states the current restrictions for each Fund.

Fund                        Current Restriction
--------------------------  ----------------------------------------------------
Convertible                 The Funds may not purchase the  securities  of other
Federal Money Market        investment  companies  except in the open market and
                            at the usual and customary brokerage  commissions or
                            except as part of a merger,  consolidation  or other
                            acquisition.
--------------------------  ----------------------------------------------------
Established Value           The Fund will not purchase the  securities  of other
                            investment  companies,  except in connection  with a
                            merger, consolidation, reorganization or acquisition
                            of assets, and except by purchase in the open market
                            of  securities of  closed-end  investment  companies
                            involving only customary broker's  commissions,  and
                            then only if  immediately  after such  purchase,  no
                            more than 10% of the  value of the  total  assets of
                            the Fund would be invested in such securities.
--------------------------  ----------------------------------------------------

Reasons for the Change

The 1940 Act does not require that restrictions on investing in other investment companies be fundamental. This restriction is non-fundamental for all of the other Funds in the Trust. Making the restriction on investing in other investment companies would give the Board more flexibility without having to have the Funds incur the cost of obtaining shareholder approval should regulatory requirements change or should it become advantageous for the Funds to invest in other investment companies to an extent different from what is currently permitted by their fundamental restrictions.

Required vote

Each item contained in Proposal 2 requires the approval of a "majority of the outstanding voting securities" of each Fund voting separately. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Has the Board approved these proposed changes?

Yes. The Board has considered each of these proposed changes and has concluded that changing these restrictions now would be in the best interests of each affected Funds' shareholders. The Board recommends that shareholders vote "for" the items contained in Proposal 2.

                                   PROPOSAL 3
                                  OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

                         PART 3 -- MORE ON PROXY VOTING
                            AND SHAREHOLDER MEETINGS

General information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, February 11, 2005, may vote at the Special Meeting. As of the Record Date, 8,639,468.228.67 shares of the Trust were issued and outstanding, and each class of each Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

Fund                                            Shares Entitled to Vote
---                                             -----------------------
Balanced - A                                    10,175,362.976
Balanced - C                                        38,656.249
Balanced - R                                       342,338.853
Convertible - A                                  5,422,164.631
Diversified Stock - A                          133,831,542.328
Diversified Stock - C                            5,984,864.970
Diversified Stock - R                           14,815,103.985
Established Value - A                              229,155.111
Established Value - R                          242,608,724.456
Federal Money Market - Investor                937,299,001.230
Federal Money Market - Select                  489,916,976.279
Financial Reserves - A                         428,677,069.645
Focused Growth - A                                  67,491.612
Focused Growth - C                                   3,694.419
Focused Growth - R                                   3,659.474
Fund for Income - A                             14,568,792.743
Fund for Income - C                              1,758,409.254
Fund for Income - R                             14,006,777.981
Gradison Government Reserves - Select        2,287,469,214.228
Gradison Government Reserves - Trust           233,616,587.420
Institutional Money Market- Investor         1,312,547,052.706
Institutional Money Market- Select             188,607,538.530
Intermediate Income - A                         19,952,999.308
National Municipal Bond - A                      6,008,367.701
Ohio Municipal Bond - A                         13,700,414.303
Ohio Municipal Money Market - A                595,997,098.135
Prime Obligations - A                        1,056,472,026.306

Fund                                            Shares Entitled to Vote
---                                             -----------------------
Real Estate Fund - A                               590,884.943
Real Estate Fund - C                                36,651.475
Real Estate Fund - R                               360,021.474
Small Company Opportunity - A                    2,099,933.928
Small Company Opportunity - R                    3,529,827.815
Special Value - A                                9,593,764.261
Special Value - C                                   38,168.787
Special Value - R                                  215,054.259
Stock Index - A                                  4,356,905.224
Stock Index - R                                112,188,713.130
Tax-Free Money Market - A                      475,131,357.774
Value - A                                       16,659,429.856
Value - C                                           59,086.784
Value - R                                          487,344.130


As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date. KeyBank (SNBOC), possesses voting power over some of those shares of which it is the record owner, in view of which, such shares could be deemed to be beneficially owned by KeyBank and its affiliates. For purposes of this proxy statement, all of the shares owned of record by SNBOC as of the Record Date has been disclosed as being beneficially owned even though KeyBank may not have voting power over all of those shares.

---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Balanced Fund                      SNBOC and Company                                       21.17%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 52.99%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DC  19899
---------------------------------- ------------------------------------------- -------------------------------


                                       48

---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Balanced Fund                      McDonald Investments Inc.                                6.21%
Class                              FBO Charles E  Zawistowski & Susan M
                                   Zawistowski  JTTEN 159 N Summit  Drive
                                   South Bend IN 46619-1652

                                   McDonald Investments Inc.                                5.44%
                                   Gene M Kindle IRA R/O
                                   55520 County Road 23
                                   Briston IN  46507

                                   McDonald Investments Inc.                                5.05%
                                   FBO Dennis L & Carolyn S Hull JTTEN
                                   51650 Stapleford Drive
                                   Granger IN  46530

                                   McDonald Investments Inc.                                9.38%
                                   FBO Thomas D Regney
                                   51154 Blue Ribbon Land
                                   Elkhart IN  46514

                                   McDonald Investments Inc.                               17.53%
                                   FBO Martha Bloss &
                                   William Bloss JTTEN
                                   605 Lexington Drive
                                   Goshen IN  46526
---------------------------------- ------------------------------------------- -------------------------------
Balanced Fund                      McDonald Investments Inc.                                9.54%
Class R                            FBO Cleveland Indians
                                   800 Superior Avenue
                                   Cleveland OH  44114

                                   Anesthesia Assoc. of Cincinnati, Inc.                   13.01%
                                   200 Northland Blvd.
                                   Cincinnati OH  45246

                                   McDonald Investments Inc.                                5.41%
                                   FBO Jon Ehrmann IRA
                                   7960 Base Lake Road
                                   Dester MI  48130
---------------------------------- ------------------------------------------- -------------------------------
Convertible Fund                   SNBOC and Company                                       43.51%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 14.38%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DE  19899
---------------------------------- ------------------------------------------- -------------------------------
Diversified Stock Fund             SNBOC and Company                                       12.79%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------


---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Established Value Fund             SNBOC and Company                                        6.96%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Federal Money Market Fund          SNBOC and Company                                       76.42%
Investor Class                     4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       13.38%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Federal Money Market Fund          SNBOC and Company                                       94.60%
Select Class                       4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Financial Reserves Fund            SNBOC and Company                                       97.89%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Focused Growth Fund                SNBOC and Company                                        5.93%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Focused Growth Fund                BISYS Fund Services                                     90.23%
Class C                            Attn: Legal Services
                                   60 State Street  Suite 1300
                                   Boston MA  02109
---------------------------------- ------------------------------------------- -------------------------------
Focused Growth Fund                BISYS Fund Services                                     91.09%
Class R                            Attn: Legal Services
                                   60 State Street  Suite 1300
                                   Boston MA  02109
---------------------------------- ------------------------------------------- -------------------------------
Fund for Income                    SNBOC and Company                                       67.57%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Gradison Government Reserves       SNBOC and Company                                        9.20%
Fund - Select Shares               4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       25.47%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Gradison Government Reserves       SNBOC and Company                                       99.85%
Fund - Trust Shares                4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Institutional Money Market Fund    SNBOC and Company                                       17.99%
Investor Shares                    4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       65.11%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------


---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Institutional Money Market Fund    SNBOC and Company                                       60.78%
Select Shares                      4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Intermediate Income Fund           SNBOC and Company                                       54.12%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 34.67%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DE  19899
---------------------------------- ------------------------------------------- -------------------------------
National Municipal Bond Fund       SNBOC and Company                                       19.65%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Ohio Municipal Bond Fund           SNBOC and Company                                       28.68%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   McDonald Investments Inc.                                6.00%
                                   FBO David Schneider
                                   7100 South Lane
                                   Waite Hill  OH  44094
---------------------------------- ------------------------------------------- -------------------------------
Ohio Municipal Money Market Fund   SNBOC and Company                                       14.25%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       45.42%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Prime Obligations Fund             SNBOC and Company                                        5.28%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       34.25%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       33.90%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Real Estate Fund                   SNBOC and Company                                       61.32%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------


---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Real Estate Fund                   NFSC FEBO                                                7.96%
Class C                            NFS FMTC IRA
                                   6650 East River Road
                                   Rush NY 14543

                                   NFSC FEBO                                                7.45%
                                   NFS FMTC IRA
                                   5058 Hidden Path Way  Apt 104
                                   Sanford FL  32771

                                   NFSC FEBO                                                9.54%
                                   NFS FMTC IRA
                                   PO BOX 475
                                   Penfield NY   14526
---------------------------------- ------------------------------------------- -------------------------------
Real Estate Fund                   SNBOC and Company                                       19.97%
Class R                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Small Company Opportunity Fund     SNBOC and Company                                       26.18%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 59.44%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DE  19899
---------------------------------- ------------------------------------------- -------------------------------
Special Value Fund                 SNBOC and Company                                       29.49%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 52.25%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DE  19899
---------------------------------- ------------------------------------------- -------------------------------
Special Value Fund                 Scudder Trust Company TTEE                               5.86%
Class R                            Tropical Greenery Inc.
                                   Accelerated Savings & Profit Sharing Plan
                                   PO Box 1757
                                   Attn: Asset Recon Dept
                                   Salem NH  03079
---------------------------------- ------------------------------------------- -------------------------------
Stock Index Fund                   SNBOC and Company                                       46.08%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------
Tax Free Money Market Fund         SNBOC and Company                                       18.96%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   SNBOC and Company                                       36.31%
                                   4900 Tiedeman Road
                                   Brooklyn OH  44144
---------------------------------- ------------------------------------------- -------------------------------

---------------------------------- ------------------------------------------- -------------------------------
Victory Fund                       Name and Address of Owner                    Percent Owned Beneficially
---------------------------------- ------------------------------------------- -------------------------------
Value Fund                         SNBOC and Company                                       12.87%
Class A                            4900 Tiedeman Road
                                   Brooklyn OH  44144

                                   Wilmington Trust Co TTE                                 70.76%
                                   FBO KeyCorp 401K Savings Plan
                                   PO BOX 8971
                                   Wilmington DE  19899
---------------------------------- ------------------------------------------- -------------------------------
Value Fund                         MCB Trust Services                                       5.22%
Class C                            Cust. FBO BEH Engineering
                                   Individual K Plan
                                   Suite 300
                                   Denver CO  80202
---------------------------------- ------------------------------------------- -------------------------------


In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust is employing Computershare Fund Services, a division of Computershare Limited, to solicit proxies, for which it expects to pay proxy solicitation fees of approximately $500,000.

This proxy solicitation is made by and on behalf of the Board. The Trust will pay the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. However, because expenses of some of the Funds currently exceed limitations assumed by the Adviser, the cost of this solicitation with respect to some of the Funds effectively will be borne by the Adviser. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals.

Voting Information and Discretion of the Persons Named as Proxies

While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power).
Shares represented by broker non-votes or abstentions (collectively, "abstentions"), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for obtaining requisite approval for Proposal 2.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shareholders represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST' the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                           PART 4 -- TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended February 10, 2005. The Trust is an open-end management investment company consisting of 21 portfolios.

Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board can divide each Fund into classes of shares. For current share classes, see Part 3 "More on Proxy Voting and Shareholder Meetings."

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are Independent Trustees, and three Advisory Trustees, all of whom are Independent Advisory Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees is set forth in Proposal 1 of this Proxy Statement.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years, are as follows:

                               Position with     Date Commenced
  Name and Age                 the Trust         Service          Principal Occupation During Past 5 Years
  ------------                    ------         -------          ----------------------------------------
  Ms. Kathleen A. Dennis, 51   President         May 2002         Senior Managing Director of the Adviser.

  Ms. Irimga McKay, 45         Vice President    December 1998    Senior Vice President, Client Services, BISYS
                                                                  Fund Services.

  Ms. Cynthia Lee Lindsey, 46  Secretary         December 2002    Director of Client Services (since October 2002)
                                                                  and Director of Securities Lending (November 1997
                                                                  to October 2002), BISYS Fund Services.

  Mr. Jay G. Baris, 51         Assistant         December 1997    Partner, Kramer Levin Naftalis & Frankel LLP.
                               Secretary


  Ms. Alaina Metz, 37          Assistant         December 1996    Chief Administrative Officer, BISYS Fund Services.
                               Secretary



                               Position with     Date Commenced
  Name and Age                 the Trust         Service          Principal Occupation During Past 5 Years
  ------------                    ------         -------          ----------------------------------------
  Mr. Arthur A. Jensen, 38    Treasurer          February 2005    Vice President of Financial Services, BISYS Fund
                                                                  Services, since June 2001; Section Manager,  Northern
                                                                  Trust Company, from 1999 to June 2001.

  Mr. Christopher E. Sabato,   Assistant         February  2005   Director of Financial Services,  BISYS Fund
  36                           Treasurer                          Services.

  Mr. Martin R. Dean, 40       Assistant Vice    December 2003     Vice President, Compliance Services, BISYS Fund
                               President and                      Services.
                               Anti-Money
                               Laundering
                               Compliance
                               Officer

  Ms. Karen F. Haber, 52       Chief             August 2004      Chief Compliance Officer of the Trust since
                               Compliance                         August 2004; Managing Director of the Adviser
                               Officer                            until August 2004.


The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

Investment Adviser and Sub-Administrator

Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and sub-administrator of the Funds.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Administrator of the Funds.

Distributor

Victory Capital Advisers, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Distributor of the Fund's Shares.